Income Tax	12 Months Ended
Dec. 31, 2023
Income Taxes [Abstract]
Income Tax	Income Tax
Income tax for the years ended December 31, 2023, December 31, 2022, and December 31, 2021, comprised current income taxes, other taxes and deferred taxes. We are subject to corporate taxes, the solidarity surcharge and trade taxes. Our corporate tax rate in the reporting year remained unchanged (15.0%) as did the solidarity surcharge (5.5%) whereas the average trade tax rate changed resulting in a combined income tax rate of 27.1% in the year ended December 31, 2023 (during the years ended December 31, 2022 and 2021: 27.2% and 30.7%, respectively). Deferred taxes are calculated at a rate of 27.1%. Current taxes for Austria are calculated at a corporate tax rate of 24.0%. Austria’s decrease of its corporate tax rate down to 23.0% in 2024 is be recognized from 2023 onwards for deferred taxes. BioNTech USA Holding, LLC is subject to Federal Corporate Income Tax (21.0%) as well as State Income Tax in various state jurisdictions (effective rate of 4.5%). The deferred tax rates calculations basis remained unchanged compared to the previous period.
The following table illustrates the current and deferred taxes for the periods indicated:

	Years ended December 31,
(in millions €)	2023	2022	2021
Current income taxes	243.1	3,629.6	4,535.0
Deferred taxes	12.7	(109.9)	218.9
Income taxes	255.8	3,519.7	4,753.9
The following table reconciles the expected income taxes to the income tax expenses. The expected income taxes were calculated using the combined income tax rate of BioNTech SE applicable to the Group and mentioned above which was applied to profit before taxes to calculate the expected income taxes.

	Years ended December 31,
(in millions €)	2023	2022	2021
Profit before tax	1,186.1	12,954.1	15,046.4

Expected tax credit	321.8	3,529.7	4,622.5

Effects
Deviation due to local tax basis	6.6	8.9	9.1
Deviation due to deviating income tax rate (Germany and foreign countries)	(0.1)	7.3	9.4
Change in valuation allowance	(14.3)	30.6	3.0
Effects from tax losses and tax credits	(66.5)	23.2	19.5
Change in deferred taxes due to tax rate change	(2.4)	(2.3)	(7.5)
Non-deductible expenses	3.1	2.5	90.5
Non tax-effective income	(0.6)	(87.9)	(0.3)
Non tax-effective share-based payment expenses	7.7	8.7	15.5
Tax-effective equity transaction costs	—	—	(1.2)
Adjustment prior year taxes	5.5	(31.5)	(2.9)
Non-tax effective bargain purchase	—	—	(0.7)
Other effects	(5.0)	30.5	(3.0)
Income taxes	255.8	3,519.7	4,753.9
Effective tax rate	21.6%	27.2%	31.6%
On November 15, 2018, we established a share option program pursuant to which we were permitted to grant selected employees and our Management Board options to receive shares in the Company. The program is designed as an Employee Stock Ownership Plan, or ESOP. We offered the participants a certain number of rights, or option rights, subject to their explicit acceptance. Grants under the ESOP took place from November 2018 until December 2019. An exercise of option rights in accordance with the terms of the ESOP gives a participant the right to obtain shares against payment of the exercise price. By way of an updated decision of the Supervisory Board at the end of September 2022 compared to the initial settlement mechanism, an ESOP settlement may be made by delivery to the participant of such number of ADSs equal to the net value of the exercised option rights after deduction of (i) the exercise price and (ii) the applicable wage taxes (including solidarity surcharge thereon and church tax, if applicable) and social security contributions resulting from such exercise. The respective number of ADS shall be settled with ADS acquired in the course of the share repurchase program. The applicable wage taxes (including solidarity surcharge thereon and church tax, if applicable) and social security contributions resulting from such exercise are paid in cash directly to the respective authorities. Expenses for taxation purposes resulting from the settlement are only recognized once the option rights have been exercised. After considering the settlements in the twelve months ended December 31, 2023 and taking into account the recognition criteria of IAS 12, a deferred tax is not recognized in our consolidated statement of financial position of €17.8 million which relates to future settlements.
The current tax savings associated with the excess were directly recognized in equity in a total amount of €19.8 million. Considering these tax amounts directly recognized in equity when calculating an effective tax rate, the tax rate would be decreased by about 1.6 percentage points.
The intended settlement mechanism of Option Rights of the Chief Executive Officer Grant (see Note 16.4 for plan details) led to a deferred tax asset in the total amount of €108.8 million as of December 31, 2023. Taking into account the recognition criteria of IAS 12 this deferred tax asset is not recognized in our consolidated statements of profit or loss neither recognized directly in equity as other reserves in our consolidated statements of changes in stockholders’ equity.
Taxes
Deferred taxes for the periods indicated relate to the following:

Year ended December 31, 2023
(in millions €)	January 1, 2023	Recognized in P&L	Recognized in OCI	Recognized directly in equity	December 31, 2023
Fixed assets	15.8	20.2	—	(44.4)	(8.4)
Right-of-use assets	(55.8)	(0.8)	—	—	(56.6)
Inventories	148.9	(35.3)	—	—	113.6
Trade and other receivables	(162.7)	72.7	—	—	(90.0)
Lease liabilities	55.2	2.0	—	—	57.2
Contract liabilities	(10.0)	(33.0)	—	—	(43.0)
Loans and borrowings	7.6	(2.8)	—	—	4.8
Net employee defined benefit liabilities	0.7	(0.1)	—	—	0.6
Share-based payments	188.4	12.0	—	(58.3)	142.1
Other provisions	11.0	(1.2)	—	—	9.8
Other (incl. deferred expenses)	61.5	(106.4)	—	—	(44.9)
Tax losses / tax credits	99.5	(5.1)	—	—	94.4
Deferred tax assets net (before valuation adjustment)	360.1	(77.8)	—	(102.7)	179.6
Valuation adjustment	(136.7)	65.1	—	(66.4)	(138.0)
Deferred tax assets / (liabilities), net (after valuation adjustment)	223.4	(12.7)	—	(169.1)	41.6
Thereof deferred tax assets	229.6	20.8	—	(169.1)	81.3
Thereof deferred tax liability	(6.2)	(33.5)	—	—	(39.7)

Year ended December 31, 2022
(in millions €)	January 1, 2022	Recognized in P&L	Recognized in OCI	Recognized directly in equity	December 31, 2022
Fixed assets	(6.5)	22.3	—	—	15.8
Right-of-use assets	(47.5)	(8.3)	—	—	(55.8)
Inventories	1.8	147.1	—	—	148.9
Trade and other receivables	(95.6)	(67.1)	—	—	(162.7)
Lease liabilities	48.7	6.5	—	—	55.2
Loans and borrowings	23.1	(15.5)	—	—	7.6
Contract liabilities	10.6	(20.6)	—	—	(10.0)
Net employee defined benefit liabilities	0.9	(0.5)	0.3	—	0.7
Other provisions	6.3	4.7	—	—	11.0
Share-based payments	—	8.5	—	179.9	188.4
Other (incl. deferred expenses)	1.6	59.9	—	—	61.5
Tax losses / tax credits	70.9	28.6	—	—	99.5
Deferred tax assets net (before valuation adjustment)	14.3	165.6	0.3	179.9	360.1
Valuation adjustment	(81.0)	(55.7)	—	—	(136.7)
Deferred tax assets / (liabilities), net (after valuation adjustment)	(66.7)	109.9	0.3	179.9	223.4
As of December 31, 2023, our accumulated tax losses comprised tax losses of German entities that were incurred prior to the establishment of a tax group with BioNTech SE or by entities that are not within the tax group (as of December 31, 2023: BioNTech Real Estate Verwaltungs GmbH; as of December 31, 2022: BioNTech BioNTainer Holding GmbH, BioNTech Idar-Oberstein Services GmbH, NT Security and Services GmbH, BioNTech Real Estate Verwaltungs GmbH and the Real Estate partnerships) or U.S. tax group. Up until the year ended December 31, 2022, our accumulated tax losses also comprised those of the German tax group. Our accumulated tax losses for the periods indicated amounted to the following:

	Years ended December 31,
(in millions €)	2023	2022	2021
Corporate tax	260.7	352.3	272.0
Trade tax	140.1	204.1	170.6

	Years ended December 31,
(in millions €)	2023	2022	2021
Federal tax credits	21.3	4.0	0.8
State tax credits	8.7	1.6	0.3
Up until the year ended December 31, 2023, deferred tax assets on tax losses were only partially recognized, as there was not sufficient probability in terms of IAS 12 that future taxable profits would have been available against which all the unused tax losses could have been utilized.
The amount of deductible temporary differences, unused tax losses, and unused tax credits for which no deferred tax asset is recognized in the statement of financial position as of December 31, 2023 is €531.5 million. Thus as of December 31, 2023, we have not recognized deferred tax assets for unused tax losses and temporary differences in an amount of €138.0 million (December 31, 2022: €136.7 million 31 December 2021 €81.0 million).
A reorganization of the intellectual property rights within the group became effective as of June 30, 2023 and July 1, 2023 which led to deferred tax effects in Germany, the U.S. and Austria. As a result, BioNTech SE recognized deferred tax assets and deferred tax income at the time of the transaction. In addition, this transaction led to a revaluation of previously unrecognized U.S. federal and state deferred tax assets, including unused tax losses and unused tax credits. As of December 31, 2022, there were unrecognized U.S. federal and state deferred tax assets of €128.9 million. As of December 31, 2023, it is considered highly probable that taxable profits for the U.S. tax group will be available against which the deferred tax assets can be utilized in the near future, fulfilling the requirements set out by IAS 12. Therefore we no longer continue to maintain the full non-recognition of deferred tax assets of our U.S. tax group as there will be future taxable profits available against which the unused tax losses and temporary differences can be utilized. As of December 31, 2023, we maintain the non-recognition of deferred tax assets for unused U.S. federal and state tax losses and tax credits at an amount of €31.9 million and €2.8 million, respectively, as there is not sufficient probability in terms of IAS 12 that future taxable income will be available against which these unused tax losses can be utilized. The material unrecognized U.S. federal and state tax losses and tax credits will begin to expire in 2036.
The Group does not recognize deferred tax liabilities for taxable temporary differences associated with investments in subsidiaries, in cases where the Group is able to control the timing of the reversal of the temporary difference and it is probable that the temporary differences will not reverse in the foreseeable future. The aggregate amount of temporary differences associated with investments in subsidiaries, for which deferred tax liabilities have not been recognized, is €2.8 million.